                                                           UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported) January 20, 2005

                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

                        Delaware                                   1-13678                           06-1094196
              (State or other jurisdiction                 (Commission File Number)                (IRS Employer
                   of incorporation)                                                            Identification No.)

   700 East Butterfield Road, Suite 250, Lombard, IL                                                   60148
        (Address of principal executive offices)                                                     (Zip Code)

                                   Registrant's telephone number, including area code (630) 678-8000

                                    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                               INFORMATION TO BE INCLUDED IN THE REPORT

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On January 20, 2005, the Board of Directors of U.S. Can Corporation (the "Company") announced that Philip Mengel joined the
Company as Chief Executive Officer, effective January 20, 2005.  George V. Bayly will remain in the Company as Executive Chairman.
Mr. Mengel will continue to serve as a member of the Board of Directors.

         Mr. Mengel was elected a Director of the Company in 2001.  Mr. Mengel was the Chief Executive Officer of English Welsh &
Scottish Railway from January 2000 through December 2003.  From 1996 to January 2000, Mr. Mengel was the Chief Executive Officer of
Ibstock plc, an international building products company.  Mr. Mengel is also director of The Economist Newspaper Group Ltd.

         A copy of the press release announcing the appointment of Mr. Mengel is attached as an exhibit to this report.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.         Description of Exhibit
-----------         --------------------------------------------------------------------------------------------------
99.1                Press Release dated January 20, 2005.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 /s/ Sandra K. Vollman
                                                                 ----------------------------------------
                                                                 Name:  Sandra K. Vollman
                                                                 Title:  Senior Vice President and Chief  Financial Officer

Date  January 24, 2005

                                                             EXHIBIT INDEX

Exhibit No.             Description of Exhibit
-----------             ----------------------

99.1                    Press Release dated  January 20, 2005.